EXECUTIVE SERVICES AGREEMENT This Executive Services Agreement (this "Agreement") is entered into as of January 23, 2026 (the "Effective Date"), by and between Pacific Oak Strategic Opportunity REIT, Inc. (the "Company"), and Brian Ragsdale (the "Executive"). The Company and the Executive are sometimes referred to individually as a "Party" and collectively as the "Parties". WHEREAS, the Company desires to engage the Executive to provide certain corporate-level executive services as set forth in this Agreement; NOW, THEREFORE, in consideration of the mutual covenants and agreements herein, the Parties agree as follows: 1. SERVICES The Executive shall act as President, Chief Executive Officer and Chief Financial Officer for the Company from the date hereof through the filing of the Company’s Quarterly Report on Form 10-Q for the quarter ended March 31, 2026 (the “10-Q”). During such period (the “Term”), the Executive shall be the principal executive officer, principal financial officer and principal accounting officer of the Company within the meaning of the Securities Exchange Act of 1934, as amended (the “Exchange Act”) and the rules and regulations thereunder. As such, the Executive will be responsible for signing all reports under Sections 13(a) and 15(d) of the Exchange Act, including the Company’s Annual Report on Form 10-K for the year ended December 31, 2025 (the “10-K”), the 10-Q, Current Reports on Form 8-K, and all necessary certifications required by Sections 302 and 906 of the Sarbanes-Oxley Act (SOX) of 2002 in connection with the 10-K and 10-Q. In addition, the Executive will, from time to time, provide administrative and support services customarily performed by a chief executive officer or chief financial officer, including attendance at and participation in Board and committee meetings, and intermittent coordination with management, advisors, auditors, and counsel, as requested by the Company. 2. TERM AND TERMINATION This Agreement may be terminated by the Company on five business days’ notice, but only if the Executive materially breaches this agreement. This Agreement may be terminated by the Executive on sixty business days’ notice, but only if the Executive has reasonable and good faith concerns with the 10-K or 10-Q reports and provides the Company with a reasonable opportunity to resolve any such concerns, including an orderly transition of services to a successor. 3. PAYMENT The Company shall pay the Executive $30,000 within five business days of the filing of the 10- K, with the Executive’s signature (including on the necessary SOX certificates) and $30,000 within five business days of the filing of the 10-Q, with the Executive’s signature (including on the necessary SOX certificates). 4. RELATIONSHIP OF THE PARTIES The Executive is an independent contractor and not an employee of the Company. 7. REPRESENTATIONS; COMPLIANCE Each Party represents that it has the full right and authority to enter and perform this Agreement. Each Party will comply with applicable laws and regulations in performing its obligations under this Agreement. 8. MISCELLANEOUS 8.1 Notices. All notices must be in writing and delivered by (a) personal delivery, (b) nationally recognized overnight courier, or (c) email to the notice addresses set forth below (or such other address as a Party designates by notice). Email notices are deemed received on the next business day if sent during normal business hours of the recipient and no bounce-back or undeliverable notice is received; otherwise, on the next business day after re-sent by email without bounce- back or delivered by courier. 8.2 Assignment. Neither Party may assign this Agreement without the other Party’s prior written consent. 8.3 Governing Law; Venue. This Agreement will be governed by and construed in accordance with the laws of the State of Maryland, without regard to conflicts of laws principles. The Parties consent to exclusive jurisdiction and venue in the state and federal courts located in Maryland. 8.4 Entire Agreement; Amendments. This Agreement constitutes the entire agreement between the Parties with respect to the subject matter hereof and supersedes all prior proposals and understandings. Any amendment must be in writing and signed by both Parties. 8.5 Severability. If any provision of this Agreement is held invalid or unenforceable, the remaining provisions will remain in full force and effect. 8.6 Counterparts; Electronic Signatures. This Agreement may be executed in counterparts, each of which will be deemed an original, and all of which together will constitute one instrument. Signatures transmitted electronically (including PDF) will be deemed original signatures. [Signature Page Follows] IN WITNESS WHEREOF, the undersigned have executed this Assignment as of the date first stated above. PACIFIC OAK STRATEGIC OPPORTUNITY REIT, INC. BRIAN RAGSDALE By: /s/ Laurent Degryse Name: Laurent Degryse Title: Chairman of the Special Committee of the Board of Directors Date: January 22, 2026 By: /s/ Brian Ragsdale Date: January 15, 2026